EXHIBIT 10.7

SECURED PROMISSORY NOTE

$450,000

November 7,2008
Due June 30, 2010

FOR VALUE RECEIVED, the undersigned, 301 PRODUCTIONS, INC., a California corporation ("Borrower"), promises to pay to the order of VOODOO PRODUCTION SERVICES, L.L.C. ("Lender"), at Lender's principal place of business at 909 Poydras Street, Suite 2230, New Orleans, LA 70112 or such other place as Lender may designate from time to time hereafter, the principal sum of FOUR HUNDRED FIFTY THOUSAND AND 00/100 Dollars ($450,000.00). Such total principal sum hereunder shall be due and payable in full, together with all accrued interest thereon, on June 30, 2010. Borrower's obligations and liabilities to Lender under this Note shall be defined and referred to herein as "Borrower's Liabilities."

The unpaid principal balance of Borrower's Liabilities hereunder shall bear interest from the date of disbursement until June 30, 2010 at the rate often percent ,(10%) per annum (computed on the basis of a 360 day year and actual days elapsed). The unpaid principal balance of Borrower's Liabilities due hereunder shall bear interest from June 30, 2010 until paid at the rate of eighteen percent (18%) per annum (computed on the basis of a 360 day year and actual days elapsed).

Any deposits or other sums at any time credited by or payable or due from Lender to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Lender or its bailee for any purpose, may be reduced to cash and applied by Lender to or setoff by Lender against Borrower's Liabilities.

The debt evidenced by this Note is secured by a lien on the Collateral granted to Lender pursuant to a Security Agreement of even date herewith by and among Borrower, National Lampoon, hie. ("NL") and Lender (the "Security Agreement"), and pursuant to any other agreement, document or instrument delivered to Lender by or on behalf of Borrower.

Borrower warrants and represents to Lender that Borrower shall use the proceeds represented by this Note solely for proper business purposes in accordance with the Security Agreement and consistently with all applicable laws and statutes.

Borrower may prepay all or any portion of Borrower's Liabilities hereunder without prepayment penalty.

The occurrence of any one of the following events shall constitute a default by the Borrower ("Event of Default") under this Note: (a) if Borrower fails to pay any scheduled principal or interest payment or fails to pay any other of Borrower's Liabilities when due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise as provided for in this Note or under applicable law); (b) if Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Note or the Security Agreement; (c) occurrence of a default or Event of Default under any other agreement heretofore, now or at any time hereafter delivered by or on behalf of Borrower to Lender; (d) if the Collateral or any other of Borrower's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (e) if a notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of Borrower's assets by any federal, state, or local department or agency; (f) if a petition under

Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or NL, if Borrower or NL shall make an assignment for the benefit of creditors, if any case or proceeding is filed by or against Borrower or NL for its dissolution or liquidation, or if Borrower or NL is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (g) the dissolution of Borrower or NL, or the appointment of a conservator for all or any portion of Borrower's assets or the Collateral; (h) if a contribution failure occurs with respect to any pension plan maintained by Borrower or any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or controlled group of trades or businesses (as described in Sections 414(b) and (c) of the Internal Revenue Code of 1986 or Section 4001 of ERISA) sufficient to give rise to a lien under Section 302(f) of ERISA; (i) if Borrower is in default in the payment of any obligations, indebtedness or other liabilities to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or (j) if any material, representation, statement, report or certificate made or delivered to Lender by Borrower, NL or any of their partners, officers, employees or agents is not true and correct.

Upon the occurrence of an Event of Default, at Lender's option, without notice by Lender to or demand by Lender of Borrower: (i) all of Borrower's Liabilities shall be immediately due and payable; (ii) Lender may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant jurisdiction and any other applicable law upon default by a debtor; (iii) Lender may enter, with or without process of law and without breach of the peace, any premises where the Collateral is or may be located, and may seize or remove the Collateral from said premises and/or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral; and/or (iv) Lender may sell or otherwise dispose of the Collateral at public or private sale for cash or credit, provided, however, that Borrower shall be credited with the net proceeds of any such sale only when the same are actually received by Lender.

Upon an Event of Default, Borrower, immediately upon demand by Lender, shall assemble the Collateral and make it available to Lender at a place or places to be designated by Lender which is reasonably convenient to Lender and Borrower.

All of Lender's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Lender of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom or waive any rights of Lender to enforce prompt payment hereof. Lender's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Lender may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

Borrower agrees to pay, immediately upon demand by Lender, any and all costs, fees and expenses (including reasonable attorneys' fees, costs and expenses) incurred by Lender (i) in enforcing any of Lender's, rights hereunder, and (ii) in representing Lender in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Lender, Borrower or any other person) in any way relating to this Note or Borrower's Liabilities or the Collateral, and to the extent not paid the same shall become part of Borrower's Liabilities.

This Note shall be deemed to have been submitted by Borrower to Lender and to have been made at Lender's principal place of business. This Note shall be governed, controlled, construed and enforced in accordance with the laws of the State of California applicable to instruments and agreements made and to be performed entirely within that State, without regard to any choice of law or conflict of law provision or rule (whether of such state or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE OR THE COLLATERAL SHALL BE LITIGATED EXCLUSIVELY FN COURTS HAVING SITUS WITHIN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON AND PROPERTY BY, AND VENUE IN", ANY COURT OF COMPETENT JURISDICTION SITUATED FN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA (WHETHER IT BE A COURT OF SUCH STATE, OR A COURT OF THE UNITED STATES OF AMERICA SITUATED IN SUCH CITY AND STATE), AND FN CONNECTION THEREWITH, AGREES TO SUBMIT TO, AND BE BOUND BY, THE JURISDICTION AND VENUE OF SUCH COURT, ANY OBJECTION TO SUCH JURISDICTION AND VENUE BEING EXPRESSLY WAIVED HEREBY. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY LENDER FN ACCORDANCE WITH THIS PARAGRAPH.

BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY FN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR FN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY FN THE FUTURE BE DELIVERED FN CONNECTION HEREWITH, OR (U) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.